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Xcel Energy Inc.
401(k) Savings Plan
(EIN: 41-0448030 PN:003)

                                           EXHIBIT 99.01 - Officer Certification


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Xcel Energy Inc. (Xcel Energy) on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 11-K), each of the undersigned officers of the Xcel Energy certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Form 11-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of Xcel Energy as of the dates and for the periods expressed in the Form 11-K.



Date:  June 30, 2003

                                /s/ RICHARD C. KELLY
                                ------------------------------------------------
                                Richard C. Kelly
                                Xcel Energy Vice President and Chief Financial Officer
                                Chair, Pension Trust Administration Committee



                                /s/ PARKER W. NEWCOMB
                                ------------------------------------------------
                                Parker W. Newcomb
                                Xcel Energy Vice President Total Compensation and Human Resources Operations
                                Member, Pension Trust Administration Committee





The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


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